Loans Receivable, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Loans receivable:
Total loans receivable	¥ 243,167	$ 33,314	¥ 366,431
Allowance for credit losses	(74,059)	(10,146)	(79,510)
Loans receivable, net	169,108	23,168	286,921
Within credit term
Loans receivable:
Loans receivable	41,423	5,675	98,925
Past due
Loans receivable:
Loans receivable	¥ 201,744	$ 27,639	¥ 267,506